Exhibit 24


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Bruce Leeds
                                                         ---------------
                                                         BRUCE LEEDS


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Robert Leeds
                                                         ----------------
                                                         ROBERT LEEDS


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Robert Dooley
                                                         -----------------
                                                         ROBERT DOOLEY


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Leslie Biggs
                                                         ----------------
                                                         LESLIE BIGGS


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                      /s/ Kenneth J. Hall
                                                      -------------------
                                                      KENNETH J.HALL


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Howard Kohos
                                                         ----------------
                                                         HOWARD KOHOS


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Curt S. Rush
                                                         ----------------
                                                         CURT S. RUSH


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                   /s/ Robert D. Rosenthal
                                                   -----------------------
                                                   ROBERT D. ROSENTHAL


                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity or capacities as an officer or director or both of Global DirectMail Corp does hereby constitute and appoint Richard Leeds, Bruce Leeds and Robert Leeds, and any of them, the true and lawful attorneys and agents of the undersigned, each with power of substitution, to do any and all acts and things for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid and to execute any and all instruments for and on behalf of the undersigned and in the name of the undersigned, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for the undersigned in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of February, 1997.



                                                         /s/ Stacy S. Dick
                                                         -----------------
                                                         STACY S. DICK